SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                                 Pioneer Interest Shares
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                             PIONEER INTEREST SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR July 25, 2003

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Interest Shares:


     The annual meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on July 25, 2003 at 2:00 p.m., Boston time, to consider the following:

     1. To elect the eight trustees of the fund, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified.


     2. To consider an amendment to a fundamental investment policy that would permit the fund greater flexibility in investing in cash and cash equivalents.


     3. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSALS NOS. 1 AND 2.

     Shareholders of record as of the close of business on April 30, 2003 are entitled to vote at the meeting and any related follow-up meetings.


                                 By Order of the Board of Trustees,

                                 Joseph P. Barri, Secretary

Boston, Massachusetts
June 6, 2003

                                -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.


                                                                   13629-00-0503

                               PROXY STATEMENT OF
                             PIONEER INTEREST SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     The fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                  INTRODUCTION

     This proxy statement is being used by the Board of Trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on July 25, 2003, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about June 6, 2003. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

                             WHO IS ELIGIBLE TO VOTE

     Shareholders of record of the fund as of the close of business on April 30, 2003 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and in favor of Proposal No.
2. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES


     Shareholders of the fund are being asked to consider the election of eight nominees to the Board of Trustees of the fund. With the exception of Osbert M. Hood, all of the nominees for election to the fund's Board currently serve as trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.

     The following table sets forth each nominee's position(s) with the fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the Investment Company Act of 1940 (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address of all Interested Trustees is 60 State Street, Boston, MA 02109.

                                                                                        Other
                                  Term of Office                                  Directorships Held
    Name, (age), position(s)       and Length of      Principal Occupation(s)      by this Trustee
 held with the fund and address     Time Served       During Past Five Years          or Nominee
-------------------------------- ---------------- ------------------------------ -------------------
Interested Trustees:
John F. Cogan, Jr.               Trustee since    Deputy Chairman and a          Director of
(76)*                            1993. Serves     Director of Pioneer Global     Harbor Global
Chairman of the Board,           until a          Asset Management S.p.A.        Company, Ltd.
Trustee and President            successor        ("PGAM"); Non-Executive
                                 trustee is       Chairman and a Director of
                                 elected or       Pioneer Investment
                                 earlier          Management USA Inc.
                                 retirement or    ("PIM-USA"); Chairman and
                                 removal.         a Director of Pioneer and the
                                                  various Momentum Funds;
                                                  Director of Pioneer
                                                  Alternative Investments;
                                                  Director and Chairman of the
                                                  Supervisory Board of Pioneer
                                                  Czech Investment Company,
                                                  a.s.; President of all of the
                                                  Pioneer Funds; and Of
                                                  Counsel (since 2000, partner
                                                  prior to 2000), Hale and Dorr
                                                  LLP (counsel to PIM-USA
                                                  and the Pioneer Funds).

                                                                                          Other
                                  Term of Office                                    Directorships Held
    Name, (age), position(s)       and Length of       Principal Occupation(s)       by this Trustee
 held with the fund and address     Time Served        During Past Five Years           or Nominee
-------------------------------- ---------------- -------------------------------- -------------------
Osbert M. Hood                   Trustee since    President and Chief Executive    None.
(50)*                            June 3,          Officer, PIM-USA since May,
Trustee and Executive            2003. Serves     2003 (Director since January,
Vice President                   until a          2001); President and Director
                                 successor        of Pioneer Investment
                                 trustee is       Management, Inc. since May,
                                 elected or       2003; Chairman and Director
                                 earlier          of Pioneer Investment
                                 retirement or    Management Shareholder
                                 removal.         Services, Inc. ("PIMSS") since
                                                  May, 2003; Executive Vice
                                                  President of all of the Pioneer
                                                  Funds since June 3, 2003;
                                                  Executive Vice President and
                                                  Chief Operating Officer of
                                                  PIM-USA, November
                                                  2000-May 2003; Executive
                                                  Vice President, Chief Financial
                                                  Officer and Treasurer, John
                                                  Hancock Advisers, L.L.C.,
                                                  Boston, MA, November
                                                  1999-November 2000; Senior
                                                  Vice President and Chief
                                                  Financial Officer, John
                                                  Hancock Advisers, L.L.C., April
                                                  1997-November 1999.

                                                                                        Other
                                  Term of Office                                  Directorships Held
    Name, (age), position(s)       and Length of      Principal Occupation(s)      by this Trustee
 held with the fund and address     Time Served       During Past Five Years          or Nominee
-------------------------------- ---------------- ------------------------------ -------------------
Independent Trustees:
Mary K. Bush                     Trustee since    President, Bush & Co.          Director and/or
(54)                             1997. Serves     (international financial       Trustee of Brady
Trustee                          until a          advisory firm)                 Corporation
3509 Woodbine Street,            successor                                       (industrial
Chevy Chase, MD 20815            trustee is                                      identification and
                                 elected or                                      specialty coated
                                 earlier                                         material products
                                 retirement or                                   manufacturer),
                                 removal.                                        Mortgage
                                                                                 Guaranty
                                                                                 Insurance
                                                                                 Corporation, R.J.
                                                                                 Reynolds Tobacco
                                                                                 Holdings, Inc.
                                                                                 (tobacco) and
                                                                                 Student Loan
                                                                                 Marketing
                                                                                 Association
                                                                                 (secondary
                                                                                 marketing of
                                                                                 student loans)

Richard H. Egdahl, M.D.          Trustee since    Alexander Graham Bell          None
(76)                             1993. Serves     Professor of Health Care
Trustee                          until a          Entrepreneurship, Boston
Boston University                successor        University; Professor of
Healthcare Entrepreneurship      trustee is       Management, Boston
Program, 53 Bay State            elected or       University School of
Road, Boston, MA 02215           earlier          Management; Professor of
                                 retirement or    Public Health, Boston
                                 removal.         University School of Public
                                                  Health; Professor of Surgery,
                                                  Boston University School of
                                                  Medicine; University
                                                  Professor, Boston University

Margaret B.W. Graham             Trustee since    Founding Director, The         None
(55)                             1993. Serves     Winthrop Group, Inc.
Trustee                          until a          (consulting firm); Professor
1001 Sherbrooke Street           successor        of Management, Faculty of
West, Montreal, Quebec,          trustee is       Management, McGill
Canada                           elected or       University
                                 earlier
                                 retirement or
                                 removal.

                                                                                         Other
                                  Term of Office                                   Directorships Held
    Name, (age), position(s)       and Length of      Principal Occupation(s)       by this Trustee
 held with the fund and address     Time Served        During Past Five Years          or Nominee
-------------------------------- ---------------- ------------------------------- -------------------
Marguerite A. Piret              Trustee since    President and Chief Executive   None
(54)                             1993. Serves     Officer, Newbury, Piret &
Trustee                          until a          Company, Inc. (investment
One Boston Place, 28th           successor        banking firm)
Floor, Boston, MA 02108          trustee is
                                 elected or
                                 earlier
                                 retirement or
                                 removal.

Stephen K. West                  Trustee since    Senior Counsel, Sullivan &      Director, The
(74)                             1993. Serves     Cromwell (law firm)             Swiss Helvetia
Trustee                          until a                                          Fund, Inc.
125 Broad Street, New            successor                                        (closed-end
York, NY 10004                   trustee is                                       investment
                                 elected or                                       company) and
                                 earlier                                          AMVESCAP PLC
                                 retirement or                                    (investment
                                 removal.                                         managers)

John Winthrop                    Trustee since    President, John Winthrop &      None
(66)                             1993. Serves     Co., Inc. (private investment
Trustee                          until a          firm)
One North Adgers Wharf,          successor
Charleston, SC 29401             trustee is
                                 elected or
                                 earlier
                                 retirement or
                                 removal.

-------------
* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.


     The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

     Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Independent Trustees

     Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite
A. Piret, Stephen K. West and John Winthrop

Nominating

     Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

Valuation

     Mary K. Bush, Marguerite A. Piret (Chair), Stephen K. West and John
Winthrop

Policy Administration

     Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

     During the most recent fiscal year, the Audit, Nominating, Valuation and Independent Trustees Committees held 11, 1, 8 and 11 meetings, respectively.

     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange. The Board of Trustees has adopted a charter for the Audit Committee, in effect as of April 30, 2003 which is attached as Appendix A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

o act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

o discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

o receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of the fund's financial reporting; and (3) received written disclosures and an independence letter from the independent public accountants and discussed with the independent accountants that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission ("SEC").

     The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Nominating Committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

     The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     The Policy Administration Committee reviews the implementation of certain of the fund's administration policies and procedures.

     During the fiscal year ended December 31, 2002, the Board of Trustees held 8 meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended December 31, 2002. The following table indicates the value of shares that each trustee or nominee beneficially owned in the fund and Pioneer Funds in the aggregate as of April 30, 2003. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on April 30, 2003. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on April 30, 2003. The dollar ranges in this table are in accordance with SEC requirements.


                                                         Aggregate Dollar Range
                                                         of Equity Securities in
                                                            All Pioneer Funds
                                    Dollar Range of         Overseen or to be
                                   Equity Securities       Overseen by Trustee
Name of Trustee or Nominee            in the Fund              or Nominee
-------------------------------   -------------------   ------------------------
INTERESTED TRUSTEE or
  NOMINEE
John F. Cogan .................   $10,001 - $50,000               over $100,000
Osbert M. Hood ................                None               over $100,000
INDEPENDENT TRUSTEE or
  NOMINEE
Mary K. Bush ..................        $1 - $10,000           $10,001 - $50,000
Richard H. Egdahl .............   $10,001 - $50,000          $50,001 - $100,000
Margaret B. W. Graham .........        $1 - $10,000           $10,001 - $50,000
Marguerite A. Piret ...........        $1 - $10,000          $50,001 - $100,000
Stephen K. West ...............   $10,001 - $50,000          $50,001 - $100,000
John Winthrop .................        $1 - $10,000               over $100,000


     During the most recent fiscal year ending December 31, 2002, none of the trustees or any nominee for election as a trustee of the fund engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

Material Relationships of the Independent Trustees.

     For purposes of the statements below:


o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2002, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o    the fund

o    an officer of the fund

o    a related fund

o    an officer of any related fund

o    Pioneer or PFD

o    an officer of Pioneer or PFD

o    any affiliate of Pioneer or PFD

o    an officer of any such affiliate

     During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $67,000 and $53,000 in 2001 and 2002, respectively.


     During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer

o    PFD

o    UniCredito Italiano

o    any other entity in a control relationship with Pioneer or PFD

     None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    the fund

o    any related fund

o    Pioneer

o    PFD

o    any affiliated person of the fund, Pioneer or PFD

o    UniCredito Italiano

o    any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Exchange Act requires the fund's executive officers, trustees and person who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Other executive officers


     In addition to Mr. Cogan and Mr. Hood, who serve as President and Executive Vice President, respectively, of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


Name (age), and position with the fund                 Principal occupation(s)
---------------------------------------- --------------------------------------------------
Joseph P. Barri (56)                     Secretary of all of the Pioneer mutual funds; and
  Secretary                              Partner, Hale and Dorr LLP.

Vincent Nave (57)                        Vice President-Fund Accounting, Administration
  Treasurer                              and Custody Services of Pioneer (Manager from
                                         September 1996 to February 1999); and Treasurer
                                         of all of the Pioneer mutual funds (Assistant
                                         Treasurer from June 1999 to November 2000).

Alan Janson (31)                         Manager, Valuation Risk and Information
  Assistant Treasurer                    Technology-Fund Accounting, Administration and
                                         Custody Services of Pioneer since March 2002;
                                         and Assistant Treasurer of all of the Pioneer
                                         Funds since July 2002; Manager, Valuation Risk
                                         and Performance Reporting of Pioneer from June
                                         2000 to February 2002; and Member of Pioneer
                                         Pricing Group from 1996 to 2000 (promoted to
                                         manager in 1998).

Luis I. Presutti (37)                    Assistant Vice President-Fund Accounting,
  Assistant Treasurer                    Administration and Custody Services of Pioneer
                                         (Fund Accounting Manager from 1994 to 1999);
                                         and Assistant Treasurer of all of the Pioneer
                                         mutual funds since November 2000.

Gary Sullivan (44)                       Fund Accounting Manager-Fund Accounting,
  Assistant Treasurer                    Administration and Custody Services of Pioneer;
                                         and Assistant Treasurer of all of the Pioneer
                                         Funds since May 2002.

Dorothy E. Bourassa (55)                 Secretary of PIM-USA; Senior Vice President-
  Assistant Secretary                    Legal of Pioneer; and Secretary/Clerk of most of
                                         PIM-USA's subsidiaries since October 2000;
                                         Assistant Secretary of all of the Pioneer mutual
                                         funds since November 2000; Senior Counsel,
                                         Assistant Vice President and Director of
                                         Compliance of PIM-USA from April 1998 through
                                         October 2000; and Vice President and Assistant
                                         General Counsel, First Union Corporation from
                                         December 1996 through March 1998.

Compensation of trustees and officers

     The following table sets forth certain information with respect to the compensation of each trustee of the fund for the fiscal year ended December 31, 2002. The amounts paid to the trustees differ due to (i) membership on or chairing certain committees of the boards of trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                                  Pension or Retirement   Total Compensation
                                     Aggregate     Benefits Accrued as    from the Fund and
                                   Compensation        Part of Fund         Other Pioneer
Name of Trustee                      from Fund           Expenses              Funds**
--------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.* .............  $   500.00            $  0.00            $  17,000.00
Daniel T. Geraci*+ ..............      500.00               0.00               17,000.00

Independent Trustees:
Mary K. Bush ....................  $   995.02               0.00              103,625.00
Richard H. Egdahl, M.D. .........      995.02               0.00               99,375.00
Margaret B.W. Graham ............      995.02               0.00              103,625.00
Marguerite A. Piret .............      995.02               0.00              122,750.00
Stephen K. West .................      995.02               0.00              105,750.00
John Winthrop ...................      995.02               0.00              110,500.00
                                   ----------            -------            ------------
                                   $ 6,970.12            $  0.00            $ 679,625.00
                                   ==========            =======            ============

-------------
* Under the management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.
** There are 50 U.S. registered investment portfolios in the Pioneer Family of Funds.
+    Mr. Geraci resigned as Trustee effective April 30, 2003.

Investment adviser and administrator

     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.

Required vote


     In accordance with the fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the eight nominees receiving the greatest number of votes will be elected to the Board.


Recommendation

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.

                                  PROPOSAL 2
                 AMENDMENT OF A FUNDAMENTAL INVESTMENT POLICY


     To achieve its investment objective, the fund primarily invests in securities issued by the U.S. government and its agencies, instrumentalities and sponsored entities and in investment grade debt securities, that is, securities rated BBB or better by Standard & Poor's Rating Group or Baa or better by Moody's Investor Services, Inc. As part of its investment policy, the fund may invest up to 20% of its total assets at the time of investment in below investment grade debt securities or unrated securities. Because this policy applies only at the time the fund acquires securities, at times the fund's investment in below investment grade securities could substantially exceed 20% in the event of a subsequent credit downgrade in the fund's investments after acquisition.


     In connection with its intention to invest primarily in investment grade instruments, the fund has had, since its inception, an investment policy that provides that at least 80% of the fund's total assets at the time of any investment must be invested in (i) investment grade debt securities, (ii) U.S. government securities and (iii) commercial paper. The intention of this policy was to keep the fund's investments focused (at least as to 80% of its assets) on liquid, investment grade investments. This policy is designated as fundamental, which means that it may not be changed without shareholder approval.


     The proposal is for clause (iii) of the policy to be revised to include, in addition to commercial paper, other money market instruments and cash items. Other money market instruments include, but are not limited to, repurchase agreements, certificates of deposit and bankers' acceptances. For purposes of the proposed policy, cash items include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments. The policy would also be re-designated as non-fundamental, which means that the trustees may revise it in the future without shareholder approval and without providing prior notice to shareholders.


          Current Fundamental Policy                 Proposed Non-Fundamental Policy
-----------------------------------------------------------------------------------------
The fund will invest at least 80% of its        Normally, the fund will invest at least
total assets in (i) investment grade debt       80% of its total assets in (i) fixed-
securities, that is, securities which are       income securities rated investment grade
rated Aaa, Aa, A or Baa by Moody's              at the time of acquisition, (ii) U.S.
Investors Service Inc. or AAA, AA, A or         government securities and (iii) money
BBB by Standard & Poor's Corporation;           market instruments and cash items.
(ii) Obligations of the U.S. Government
or its agencies; or (iii) commercial paper.

     The proposed change is intended both to give the trustees greater flexibility to revise the fund's investment policies in the future and to clarify the application of the current test. By making the policy non-fundamental, the trustees would be able to revise the policy in the future to change the assets that are included within the 80% test or to change the percentage. However, the trustees do not currently contemplate making any material changes to the fund's primary investment policy, including its focus on investment grade securities. The wording of the current policy is somewhat antiquated and does not directly align with the fund's policy allowing up to 20% of its total assets to be invested in below investment grade securities.

     The proposed modifications to the current policy, including its designation as non-fundamental, could have the effect of increasing the portion of the fund's assets that are invested in below-investment grade securities. Below-investment grade securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." However, the fund has no current intention to modify its policy limiting below-investment grade securities to 20% or less of the fund's total assets at the time of acquisition.

     The trustees determined that it would be in the best interest of the fund to permit greater flexibility to the fund in connection with the 80% test and recommend that shareholders approve this change.

Required Vote

     Since the current policy is designated as fundamental, adoption of Proposal 2 requires the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act, means the affirmative vote of the lesser of
(i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of all outstanding shares of the fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting.

     If Proposal 2 is not approved by shareholders, the existing policy will continue in effect.

Recommendation


     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of Proposal 2.

                              AUDITOR INFORMATION

Change in Independent Auditors

     On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Audit fees

     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the fund's annual financial statements for the year ended December 31, 2002 contained in the annual report filed by the fund were $14,400. There were no audit fees billed by Arthur Andersen LLP for the year ended December 31, 2002.

Financial information systems design and implementation fees

     There were no fees billed by Ernst & Young LLP or Arthur Andersen LLP for financial information system design and implementation for the fiscal year ended December 31, 2002.

All other fees

     The aggregate fees billed for all other services rendered by Ernst & Young LLP and Arthur Andersen LLP to the fund, Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides services to the fund, other than the audit fees described above, during the fiscal year ended December 31, 2002 amounted to $7,700 (tax services to the fund) and $0, respectively.

     The Audit Committee of the Board has considered whether the provision of services other than audit services by Ernst & Young LLP to the fund, Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides services to the fund, is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum

     As of the record date, 7,395,024 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Ownership of shares of the fund

     To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 5,835,335 shares as nominee.

Shareholder proposals

     In order for a shareholder to nominate a candidate for election as a trustee at an annual meeting of shareholders or propose business for consideration at such meeting, the nomination or proposal must be received in writing by the Secretary of the fund at the fund's offices at 60 State Street, Boston, Massachusetts 02109 not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Accordingly, a shareholder nomination or proposal to be considered at the 2004 Annual Meeting must be received by the Secretary after the close of business on February 6, 2004 and prior to the close of business on March 8, 2004.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The fund currently expects to hold the next annual shareholders' meeting on or about June 29, 2004, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting


     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposals No. 1 and No. 2, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     One-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.


     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting on Proposal No. 1, but has the same effect as a vote against Proposal No. 2.


Other business

     While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


June 6, 2003

          Appendix A--Audit Committee Charter (as of April 30, 2003)

     Function. Oversight is the primary function of the Audit Committee, comprised exclusively of independent Trustees of the Pioneer Funds (the "Funds"). The management company is responsible for maintaining appropriate systems for accounting and internal controls and the independent auditor is responsible for planning and carrying out proper audits.

     Purposes. The purposes of the Audit Committee are to:

     1. act as a liaison between the Funds' independent auditors and the full Board of Trustees of the Funds;

     2. discuss with the Funds' independent auditors their judgments about the quality of the Funds' accounting principles and underlying estimates as applied in the Funds' financial reporting;

     3. review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

     4. review and assess from time to time, as it deems necessary and appropriate:

          (a)  brokerage and soft dollar arrangements of the Funds,

          (b)  the utilization of the Funds' line of credit, and

          (c)  "as of" gain/loss activity of the Funds;

     5. review and approve insurance coverage and allocations of premiums between the management and the Funds and among the Funds;

     6. review and approve expenses under the Administration Agreements between the management company and the Funds and allocations of such expenses among the Funds; and

     7. ensure that the independent auditors submit on a periodic basis to the audit committee a formal written statement delineating all relationships between the auditors and the company; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     Activities. To carry out its function and its purposes, the Committee shall, as appropriate and necessary:

          (a) recommend the selection, retention or termination of auditors; and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager or to vendors to the Funds, whose systems are material to the Funds' operations, regarding their systems and controls; and to receive the auditors' specific representations as to their independence;

          (b) meet with the Funds' independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or any other results of the audits;
               (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Board and shareholders;

          (c) consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

          (d) review the fees charged by the auditors for audit and non-audit services;

          (e) investigate improprieties or suspected improprieties in fund operations; and

          (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     Governance and Compensation. The Committee shall be comprised of three independent Trustees of the Funds who shall be nominated and elected annually by the Board of Trustees of the Funds. Members of the Committee shall elect from among them a Chairperson, who shall preside over meetings of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

     The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. The Committee shall meet regularly with the Treasurer of the Funds. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

     Compensation for the members of the Committee shall be determined by the Board of Trustees. It is expected that the Chairperson will receive additional compensation for her/his services as Chair.

     Initial Approval and Annual Review of Charter. This Charter is subject to approval of the Board of Trustees of the Funds. The Committee shall review this Charter at least annually and recommend any changes to the Board for its consideration.

PROXY

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             PIONEER INTEREST SHARES
                            TO BE HELD JULY 25, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, John A. Carey and David C. Phelan, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on July 25, 2003, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

                                                     CONTROL NUMBER:  999  9999
                                                                      9999  999



                                       NOTE: In signing, please write name(s)
                                       exactly as appearing hereon. When
                                       signing as attorney, executor,
                                       administrator or other fiduciary,
                                       please give your full title as such.
                                       Joint owners should each sign personally.

                                       _________________________________
                                       Signature


                                       _________________________________
                                       Signature of joint owner, if any


                                       _________________________________
                                       Date




        PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSALS:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE: [box]




1. To elect trustees to serve on              FOR    WITHHOLD      FOR ALL
the Board of Trustees until their             ALL    ALL           EXCEPT
successors have been duly elected                             (as marked below)
and qualified. The nominees for
trustees are:                                [box]    [box]       [box]


01.  M.K. Bush       02. J.F. Cogan, Jr.
03. Dr. R.H. Egdahl  04. M.B.W. Graham
05. O.M. Hood        06. M.A. Piret
07. S.K. West        08. J. Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

_______________________________________

                                              FOR      AGAINST      ABSTAIN

2. To approve an amendment to a
fundamental investment policy that           [box]       [box]       [box]
would permit the fund greater
flexibility in investing cash and
cash equivalents


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD




                                                                      PIS_13237

Pioneer Interest Shares
60 State Street
Boston, MA 02109-1820

IMPORTANT
PLEASE VOTE YOUR SHARES TODAY

Dear Shareowner,

I am writing to let you know that Pioneer Interest Shares' annual shareowner meeting will be held on July 25, 2003.The proxy statement for the meeting includes two proposals for the Fund. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters. The enclosed package contains information about the proposals, along with a proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials before casting your vote.

Each proposal has been reviewed by your Fund's Board of Trustees, whose primary role is to pro-tectyour interests as a shareowner. In the Trustees' opinion, both Proposals are fair and reasonable.

Here is what a FOR vote means for Proposal 1. Elect eight Trustees to the Board. The Trustees supervise your Fund's activities and review contractual arrangements with companies that provide services to the Fund. With one exception, all of the nominees were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

Here is what a FOR vote means for Proposal 2. Amend one of the fundamental investment policies of Pioneer Interest Shares. The proposal is to revise the Fund's investment policies to permit the Fund greater flexibility in investing in cash and cash equivalents. For purposes of the proposed policy, cash items include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the Fund's portfolio investments.The policy would also be designated as non-fundamental, which means that the Trustees may revise it in the future without shareowner approval and without providing prior notice to shareowners. The proposed modifications to the current policy, including its designation as non-fundamental, could increase the extent to which the Fund may invest in below-investment grade securities. However, the Fund has no current intention to modify its policy limiting below-investment grade securities to 20% or less of the Fund's total assets at the time of acquisition.The Trustees recommend that you vote in favor of the proposal.

Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

Please call Pioneer at 1-800-225-6292 if you have any questions about the Proposals.

Sincerely,
Osbert M. Hood
President and Chief Executive Officer


Callouts in margin:

Voting your shares by
mail is quick and easy.
Everything you need is
enclosed.

The Board of Trustees
recommends that you
vote FOR both Proposal
1 and Proposal 2.

Please vote! Your vote
is extremely important,
no matter how many
shares you own.


Pioneer   Investment   Management,   Inc.  60  State  Street  Boston,  MA  02109
www.pioneerfunds.com Member of the UniCredito Italiano Banking Group, Register of Banking Groups.


13780-00-0603

Pioneer Interest Shares
60 State Street
Boston, MA 02109-1820

IMPORTANT
PLEASE VOTE YOUR SHARES TODAY

Dear Shareowner,

I am writing to let you know that Pioneer Interest Shares' annual shareowner meeting will be held on July 25, 2003.The proxy statement for the meeting includes two proposals for the Fund. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters. The enclosed package contains information about the proposals, along with a proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials before casting your vote.

Each proposal has been reviewed by your Fund's Board of Trustees, whose primary role is to pro-tectyour interests as a shareowner. In the Trustees' opinion, both Proposals are fair and reasonable.

Here is what a FOR vote means for Proposal 1. Elect eight Trustees to the Board. The Trustees supervise your Fund's activities and review contractual arrangements with companies that provide services to the Fund. With one exception, all of the nominees were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

Here is what a FOR vote means for Proposal 2. Amend one of the fundamental investment policies of Pioneer Interest Shares. The proposal is to revise the Fund's investment policies to permit the Fund greater flexibility in investing in cash and cash equivalents. For purposes of the proposed policy, cash items include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the Fund's portfolio investments.The policy would also be designated as non-fundamental, which means that the Trustees may revise it in the future without shareowner approval and without providing prior notice to shareowners. The proposed modifications to the current policy, including its designation as non-fundamental, could increase the extent to which the Fund may invest in below-investment grade securities. However, the Fund has no current intention to modify its policy limiting below-investment grade securities to 20% or less of the Fund's total assets at the time of acquisition.The Trustees recommend that you vote in favor of the proposal.

Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

Sincerely,
Osbert M. Hood
President and Chief Executive Officer


Callouts in margin:

Voting your shares by
mail is quick and easy.
Everything you need is
enclosed.

The Board of Trustees
recommends that you
vote FOR both Proposal
1 and Proposal 2.

Please vote! Your vote
is extremely important,
no matter how many
shares you own.


Pioneer   Investment   Management,   Inc.  60  State  Street  Boston,  MA  02109
www.pioneerfunds.com Member of the UniCredito Italiano Banking Group, Register of Banking Groups.


13779-00-0603

A proxy statement and proxy card dated June 6, 2003 for Pioneer Interest Shares is being mailed to shareholders the second week of June. The proxy statement outlines two proposals that will be considered at the next annual meeting of shareholders scheduled for July 25, 2003.

Please see the below Q&A which should assist you if and when you receive incoming questions.

                            ************************

                              FOR INTERNAL USE ONLY

                 QUESTIONS AND ANSWERS ABOUT PROPOSALS REGARDING
                             PIONEER INTEREST SHARES

Q:  What are the proposals outlined in the proxy package?

A:  The following are the current two proposals:

         No. 1: Elect the Trustees named in the Proxy Statement. With one exception, all of the nominees currently serve as Trustees. The Trustees' primary role is to protect shareowner interests.

         No. 2: To amend one of the fundamental investment policies to permit the Fund greater flexibility in investing in cash and cash equivalents. The proposed revision would also be designated as non-fundamental, which means that the Trustees may revise it in the future without shareowner notice or shareowner approval.

Q:  What does the Board recommend to shareholders regarding their vote?

A: The Board unanimously recommends that shareholders vote IN FAVOR of the nominees listed as Trustees (Proposal number 1) and IN FAVOR of the amendment to revise one of the fundamental investment policies (Proposal number 2).

Q:  Can you provide more background on Proposal number 2?

A: Since its inception, Pioneer Interest Shares has had an investment policy that requires at least 80% of the Fund's total net assets at the time of investment to be invested in 1) investment grade debt securities 2) U.S. government securities and 3) commercial paper. The proposal is to amend the aforementioned policy to include, in addition to commercial paper, other money market instruments and cash items, thereby permitting the Fund even greater flexibility in the area of liquid, investment grade securities.

Q:  How do you define "other money market instruments and cash items?"

A: Other money market instruments may include repurchase agreements, certificates of deposits and banker's acceptances. Cash items may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the Fund's portfolio investments.

Q:  What does a non-fundamental policy mean?

A: A non-fundamental policy means that the Trustees may revise it in the future without shareowner notice or shareowner approval. The existing fundamental policy means it may not be changed without shareowner approval.

Q: In addition to permitting the Fund greater flexibility in investing in cash and cash equivalents, please describe any other changes that might occur as a result of the proposed modifications, including its designation as non-fundamental?

A: The proposed modifications to the current policy, including its designation as non-fundamental, could have the effect of increasing the portion of the Fund's assets that are invested in below-investment grade securities. By making the policy non-fundamental, the Trustees would be able to revise the policy to change the assets that are included within the 80% test or to change the percentage. The Fund has no current intention of making any changes in this regard.